Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Zomedica Pharmaceuticals Corp. (the “Company”) for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Shameze Rampertab, Interim Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies in his capacity as an officer of the Company, to his knowledge, pursuant to 18 U.S.C. Section 1350, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2020

/s/ Shameze Rampertab
Shameze Rampertab
Interim Chief Executive Officer and Principal Executive Officer; Chief Financial Officer and Principal Financial Officer